Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I and Class Z
September 29, 2021
Prospectus

Katherine Shaw no longer serves as portfolio manager of Fidelity Advisor® Consumer Discretionary Fund.

The following information replaces similar information for Fidelity Advisor® Consumer Discretionary Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jordan Michaels (portfolio manager) has managed the fund since July 2022.

The following information replaces similar information for Fidelity Advisor® Utilities Fund found in the “Shareholder Information” section under the “Dividends and Capital Gain Distributions” heading.

The fund normally pays dividends in April, July, October and December and capital gain distributions in December.

The following information replaces the biographical information for Fidelity Advisor® Consumer Discretionary Fund found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Jordan Michaels is portfolio manager of Fidelity Advisor® Consumer Discretionary Fund, which he has managed since July 2022. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Michaels has worked as a research associate, research analyst, and portfolio manager.

AFOC-22-01 1.480125.218	July 1, 2022